EXHIBIT 1


            TXU AUSTRALIA HOLDINGS (PARTNERSHIP) LIMITED PARTNERSHIP
                                  $300,000,000
                ___% Junior Maturing Principal Securities Due ___

                             UNDERWRITING AGREEMENT

                                ___________, 2000


Salomon Smith Barney Inc.

as representatives of the several Underwriters named in Schedule II hereto (the "Representatives")

     c/o Salomon Smith Barney Inc.

New York, New York 10281


Ladies and Gentlemen:


          1.   Introduction. TXU Australia Holdings (Partnership) Limited
               ------------
Partnership, a limited partnership formed under the laws of Victoria, Australia (the "Company") and the Company's general partner, TXU Australia Holdings (AGP) Pty Ltd (Australian Company Number 086 014 931), a limited liability company incorporated under the laws of Victoria, Australia ("AGP" and hereinafter, together with the Company, the "TXUA Companies"), confirm their agreement with respect to the issue and sale by the Company and the purchase by the underwriters named in Schedule II hereto (the "Underwriters"), acting severally and not jointly, for whom you are acting as Representatives, of the principal amount of ___% Junior Maturing Principal Securities Due ___ (the "Securities"), as set forth next to each Underwriter's name in such Schedule II.

          2.   Description of the Securities. The Securities will be issued
               -----------------------------
pursuant to an Indenture, dated as of              , 2000, between The Bank of
                                      -------------
New York, as trustee, and the Company, as it will be supplemented by a certificate of an officer of the Company relating to the Securities (as so supplemented, the "Indenture").

          3. Representations and Warranties of the TXUA Companies. The TXUA
             ----------------------------------------------------
Companies, jointly and severally, represent and warrant to the several Underwriters that:

                    (a) The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-1,
          including a prospectus, on               , 2000 (Registration No. 333-
                                     --------------
             ) for the registration under the Securities Act of 1933, as amended

          (the "Securities Act") of the Securities. Such registration statement
          was declared effective by the Commission on            , 2000 and no
                                                      -----------
          stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or, to the best knowledge of the TXUA Companies, threatened by the Commission. Such registration statement, as amended at the time it (or the most recent post-effective amendment thereto) became effective (the "Effective Date"), including the financial statements, the exhibits thereto and the information deemed to be a part thereof pursuant to Rule 430A(b) of the rules and regulations of the Commission under the Securities Act, shall be referred to herein as the "Registration Statement", any preliminary prospectus relating to the Securities included in the Registration Statement prior to the Effective Date or filed with the Commission pursuant to paragraph (a) of Rule 424 (as defined herein) prior to the Effective Date or pursuant to paragraph (b) of Rule 424 after the Effective Date shall be referred to herein as the "Preliminary Prospectus," and the prospectus dated the date hereof containing the final terms of the Securities filed with the Commission in accordance with Rule 430A and Rule 424 shall be referred to herein as the "Prospectus."

                    (b) The Registration Statement and the Indenture, at the Effective Date, and the Preliminary Prospectus, when delivered to the Underwriters for their use in marketing the Securities, complied, and the Prospectus, at the time it is filed pursuant to Rule 424 and at the Closing Date, as hereinafter defined, will comply as to form in all material respects with the applicable provisions of the Securities Act, the Trust Indenture Act of 1939, as amended ("Trust Indenture Act"), and the applicable rules and regulations of the Commission thereunder; at the Effective Date, the Registration Statement did not, and at the Closing Date, the Registration Statement will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; at the time that it was delivered to the Underwriters, the Preliminary Prospectus did not, and on the date it is filed with the Commission pursuant to Rule 424 of the rules and regulations of the Commission under the Securities Act ("Rule 424") and at the Closing Date, the Prospectus will not, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the foregoing representations and warranties in this Section 3(b) shall not apply to statements or omissions made in reliance upon and in conformity with information furnished in writing to any of the TXUA Companies by, or on behalf of, any Underwriter through the Representatives or Counsel for the Underwriters, expressly for use in the Registration Statement, the Preliminary Prospectus or the Prospectus or to any statements in or omissions from the Statements of Eligibility and Qualification under the Trust Indenture Act, or amendments thereto, filed as exhibits to the Registration Statement.

                    (c) The execution and delivery of this Agreement by each of the TXUA Companies, and the consummation of the transactions contemplated herein and in the Prospectus by each of the TXUA Companies and the fulfillment of the terms hereof by each of the TXUA


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


          Companies will not (i) result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, charter, partnership agreement, limited liability company agreement, by-laws or other organizational documents or any other agreement or instrument to which any of the TXUA Companies is now a party, which default or breach is material to the respective TXUA Company and the respective subsidiaries of each of them, taken as a whole or (ii) conflict with or result in a breach or violation of any statute, law, rule, regulation, judgment, order or decree applicable to any of the TXUA Companies of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over any of the TXUA Companies.

                    (d) Each of the TXUA Companies and each direct and indirect material subsidiary of the TXUA Companies has been created, formed or incorporated, as the case may be, and, in the case of any Victorian limited partnership, registered, and is validly existing and, where applicable, in good standing under the laws of the jurisdiction of its creation, formation or incorporation, as the case may be, has the power and authority to own, lease and operate its properties, to conduct its business as currently conducted and as set forth in or contemplated by the Prospectus and to consummate the transactions contemplated herein and in the Prospectus, and is qualified to transact business and is in good standing in each jurisdiction in which such qualification and good standing is requ)red, whe4`%2 by reason of the ownership or leasing of property or the conduct of business, except, with respect to each direct and indirect material subsidiary of the TXUA Companies, where the failure to so qualify or be in good standing would not have a material adverse effect on the business, property or financial condition of the TXUA Companies and mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Prospectus or (b) do not, singly or in the aggregate, materially adversely affect the value of such property and do not materially interfere with the use made and proposed to be made of such property; and all of the leases and subleases material to the business of the TXUA Companies and their subsidiaries, taken as a whole, and under which the TXUA Companies or any of their material subsidiaries holds properties described in the Prospectus, are in full force and effect, and neither of the TXUA Companies has notice of any material claim of any sort that has been asserted by anyone adverse to the rights of either of the TXUA Companies or any material subsidiary of the TXUA Companies under any of the leases or subleases mentioned above, o respective businesses and (iii) is in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the TXUA Companies and their subsidiaries, taken as a whole.

                    (g) Each of the TXUA Companies and each of their material subsidiaries has good title to all real property and other properties owned by it (other than properties which are not material to the financial condition or the conduct of the business of the TXUA Companies and their subsidiaries, taken as a whole), in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Prospectus or (b) do not, singly or in the aggregate, materially adversely affect the value of such property and do not materially interfere with the use made and proposed to be made of such property; and all of the leases and subleases material to the business of the TXUA Companies and their subsidiaries, taken as a whole, and under which the TXUA Companies or any of their material subsidiaries holds properties described in the Prospectus, are in full force and effect, and neither of the TXUA Companies has notice of any material claim of any sort that has been asserted by anyone adverse to the rights of either of the TXUA Companies or any material subsidiary of the TXUA Companies under any of the leases or subleases mentioned above, or affecting or questioning the rights of either of the TXUA Companies or any material subsidiary of the TXUA Companies to the continued possession of the leased or subleased properties under any such lease or sublease.

                    (h) Each of the TXUA Companies and each of their material subsidiaries has filed all national, state, local and foreign tax returns which have been required to be filed and has paid all taxes shown thereon and all assessments received by them or any of them to the extent that such taxes have become due and are not being contested in good faith, except where the failure to have made such filings or to have paid such taxes and assessments would not have a material adverse effect on the TXUA Companies and their subsidiaries, taken as a whole; and there is no tax deficiency which has been asserted or, to the knowledge of the TXUA Companies, threatened against either of the TXUA Companies or any of their material subsidiaries which would be expected to have a material adverse effect on the TXUA Companies and their subsidiaries, taken as a whole.

                    (i) Each of the TXUA Companies and each of their material subsidiaries own, possess or have obtained all licenses, permits, certificates, consents, orders, approvals and other authorizations (collectively "Authorizations") from all national, state, local and other governmental authorities (including foreign regulatory agencies), all self-regulatory organizations and all courts and other tribunals, domestic or foreign, necessary to own or lease, as the case may be, and to operate their respective properties and to carry on their respective businesses as conducted as of the date hereof, except where the failure to own, possess or obtain such Authorizations or to have made such declarations and filings would not have a material adverse effect on the TXUA Companies and their subsidiaries, taken as a whole; to the knowledge of the TXUA Companies and their material subsidiaries, each Authorization is in full force and effect, except where the failure of such Authorization to be in full force and effect would not be reasonably expected to have a material adverse effect on the TXUA Companies and their subsidiaries, taken as a whole; neither of the TXUA Companies or their material subsidiaries has received any actual notice of any proceeding relating to revocation or modification of any such Authorization, except as described in the Prospectus and except as would not, if the subject of an unfavorable decision, be reasonably expected to have a material adverse effect on the TXUA Companies and their subsidiaries, taken as a whole.

                    (j) No stamp or other issuance or transfer taxes or duties are payable by or on behalf of the Underwriters in Australia or any political subdivision or taxing authority thereof or therein on (i) the authorization, issue, delivery or performance of the Securities, or (ii) assuming all of the following transactions take place outside Australia, the purchase by the Underwriters of the Securities from the Company, the resale and delivery by the Underwriters of the Securities, the execution, delivery and performance of this Agreement and the Indenture or the consummation of the transactions contemplated by this Agreement or the Prospectus.

                    (k) No exchange control authorization or any other authorization, approval, consent or license of any governmental authority or agency of or in Australia is required for the payment by the Company of any amounts in United States dollars pursuant to the terms of the Securities.

                    (l) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the TXUA Companies of their respective obligations hereunder, in connection with the offering, issuance or sale of the Securities or the consummation of the transactions contemplated by this Agreement or by the Prospectus except (i) such as have been obtained under the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Trust Indenture Act or the applicable rules and regulations thereunder and (ii) such as may be required under United States securities or "blue sky" laws.

                    (m) The TXUA Companies and their respective obligations under this Agreement, the Securities and the Indenture are subject to civil and commercial law and to suit and none of them nor any of their respective properties, assets or revenues has, in Australia or any political subdivision thereof or in the United States or any political subdivision thereof, any right of immunity from any legal action, suit or proceeding, from the giving of any relief in any such legal action, suit or proceeding, from setoff or counterclaim, from the jurisdiction of any court, from service of process, attachment upon or prior to judgment, or attachment in aid of execution of judgment, or from execution of a judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of a judgment, in any such jurisdiction, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with the issuance of the Securities; and, to the extent that either of the TXUA Companies or any of their respective properties, assets or revenues may have or may hereafter become entitled to any such right of immunity in any jurisdiction, each of the TXUA Companies has effectively waived such right and consented to such relief and enforcement pursuant to Section 14 of this Agreement; nothing in this
          Section 3(m) shall be deemed to waive any defense (other than any such immunity) available to any TXUA Company.

                    (n) The Indenture has been duly qualified under the Trust Indenture Act.

                    (o) The Indenture has been duly authorized by the Company, and at the Closing Date the Indenture will have been duly executed and delivered by the Company, and, when duly executed and delivered by the trustee thereof, will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, fraudulent conveyance, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity.

                    (p) The Securities have been duly authorized by the Company for issuance and sale to the Underwriters and, at the Closing Date, the Securities will have been duly executed by the Company and, when authenticated, issued and delivered in the manner provided in the Indenture and delivered against payment of the purchase price therefor as contemplated by this Agreement, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to the effect of bankruptcy, insolvency, reorganization, fraudulent conveyance, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity, and the Securities will be entitled to the benefits of the Indenture.

                    (q) This Agreement has been duly authorized, executed and delivered by each of the TXUA Companies, each of which has the necessary power and authority to execute and deliver and perform its obligations under this Agreement.

                    (r) The Indenture and the Securities will conform in all material respects to the respective statements relating thereto contained in the Prospectus.

                    (s) Other than as set forth or contemplated in the Registration Statement and the Prospectus, there are no legal or governmental proceedings pending or, to the knowledge of the TXUA Companies, threatened (i) to which either of the TXUA Companies or any of their material subsidiaries is a party or to which any property of either of the TXUA Companies or any of their material subsidiaries is the subject that is reasonably expected to have a material adverse effect on the TXUA Companies and their subsidiaries, taken as a whole or (ii) which, if determined adversely to any of the TXUA Companies or their material subsidiaries, could reasonably be expected to have a material adverse effect on the ability of the TXUA Companies to consummate the transactions contemplated by this Agreement and the Prospectus.

                    (t) AGP is the sole general partner of the Company; AGP has the power to enter into the Indenture, the Agreement and the other documents (including without limitation under the Company's partnership deed) contemplated by the transactions described in the Prospectus on behalf of the Company and to bind the Company under, and as contemplated by, all such documents; AGP has, in full force and effect, all authorizations (including without limitation under the Company's partnership deed) necessary to enter into all such documents on behalf of the Company and to bind the Company under, and as contemplated by, such documents.

          The TXUA Companies acknowledge that the Underwriters, and, for purposes of the opinions to be delivered to the Underwriters pursuant to Section 8(c) hereof, each counsel to any of the TXUA Companies and counsel to the Underwriters, will rely upon the accuracy and truth of the foregoing representations. The TXUA Companies hereby consent to such reliance.

          4.   Representations and Warranties of the Underwriters. Each of the
               --------------------------------------------------
Underwriters severally represents and agrees that it has not and will not, directly or indirectly, offer for subscription or purchase, issue invitations to subscribe for or purchase or sell any of the Securities in Australia or to any residents of Australia (including corporations and other entities organized under the laws of Australia, but not including a permanent establishment of those corporations or other entities located outside of Australia).

          5.   Purchase and Sale.
               -----------------

                    (a) On the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, the Company shall issue and sell to each of the Underwriters, and each Underwriter shall purchase from the Company, at the time and place herein specified, severally and not jointly, the respective principal amount of Securities set forth opposite the name of such Underwriter in Schedule II attached hereto, at the purchase price set forth in Schedule I hereto.

                    (b) The Company shall pay on the Closing Date to Salomon Smith Barney Inc., for the accounts of the several Underwriters, a commission equal to $_____.

          6.   Time and Place of Closing. Delivery of the Securities against
               -------------------------
payment of the aggregate purchase price therefor by wire transfer in federal funds shall be made at the office of Thelen Reid & Priest LLP, 40 West 57th Street, New York, New York 10019, at 10:00 A.M., New York Time, on
                                                                   ---------
2000, or at such other place, time and date as shall be agreed upon in writing by the Company and the Representatives, or established in accordance with the following paragraph. The hour and date of such delivery and payment are herein called the "Closing Date". The Securities shall be delivered to The Depository Trust Company or to The Bank of New York, as custodian for The Depository Trust Company, in fully registered global form registered in the name of Cede & Co. for the respective accounts of the Underwriters not later than the close of business on the business day preceding the Closing Date. The Company agrees to make the Securities available to the Representatives for checking purposes not later than 10:00 A.M., New York Time, on the last business day preceding the Closing Date at the office of Thelen Reid & Priest LLP, 40 West 57th Street, New York, New York 10019 or at such other place as the Company may specify.

          If any Underwriter shall fail or refuse (otherwise than for some reason sufficient to justify, in accordance with the terms hereof, the cancellation or termination of its obligations hereunder) to purchase and pay for the principal amount of Securities that such Underwriter has agreed to purchase and pay for hereunder, the Company shall immediately give notice to the other Underwriters of the default of such Underwriter, and the other Underwriters shall have the right within 24 hours after the receipt of such notice to determine to purchase, or to procure one or more others, who are members of the National Association of Securities Dealers, Inc. ("NASD") (or, if not members of the NASD, who are not eligible for membership in the NASD and who agree (i) to make no sales within the United States, its territories or its possessions or to persons who are citizens thereof or residents therein and (ii) in making sales to comply with the NASD's Conduct Rules) and satisfactory to the Company, to purchase, upon the terms herein set forth, the principal amount of Securities that the defaulting Underwriter had agreed to purchase. If any non-defaulting Underwriter or Underwriters shall determine to exercise such right, such Underwriter or Underwriters shall give written notice to the Company of the determination in that regard within 24 hours after receipt of notice of any such default, and thereupon the Closing Date shall be postponed for such period, not exceeding three business days, as the Company shall determine. If in the event of such a default no non-defaulting Underwriter shall give such notice, then this Agreement may be terminated by the Company, upon like notice given to the non-defaulting Underwriters, within a further period of 24 hours. If in such case the Company shall not elect to terminate this Agreement it shall have the right, irrespective of such default:

                    (a) to require each non-defaulting Underwriter to purchase and pay for the respective principal amount of Securities that it had agreed to purchase hereunder as hereinabove provided and, in addition, the principal amount of Securities that the defaulting Underwriter shall have so failed to purchase up to a principal amount thereof equal to one-ninth (1/9) of the principal amount of Securities that such non-defaulting Underwriter has otherwise agreed to purchase hereunder, and/or

                    (b) to procure one or more persons, reasonably acceptable to the Representatives, who are members of the NASD (or, if not members of the NASD, who are not eligible for membership in the NASD and who agree (i) to make no sales within the United States, its territories or its possessions or to persons who are citizens thereof or residents therein and (ii) in making sales to comply with the NASD's Conduct Rules), to purchase, upon the terms herein set forth, either all or a part of the principal amount of Securities that such defaulting Underwriter had agreed to purchase or that portion thereof that the remaining Underwriters shall not be obligated to purchase pursuant to the foregoing clause (a).

In the event the Company shall exercise its rights under (a) and/or (b) above, the Company shall give written notice thereof to the non-defaulting Underwriters within such further period of 24 hours, and thereupon the Closing Date shall be postponed for such period, not exceeding three business days, as the Company shall determine.

          In the computation of any period of 24 hours referred to in this
Section 6, there shall be excluded a period of 24 hours in respect of each Saturday, Sunday or legal holiday that would otherwise be included in such period of time.

          Any action taken by the Company under this Section 6 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement. Termination by the Company under this Section


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


6 shall be without any liability on the part of the Company or any non-defaulting Underwriter, except as otherwise provided in Sections 7(g) and 10 hereof.

          7.   Covenants of the Company. The Company agrees that:
               ------------------------

                    (a) It will promptly deliver to each of you a signed copy of the Registration Statement as originally filed or, to the extent a signed copy is not available, a conformed copy, certified by an officer of the Company to be in the form as originally filed, including all exhibits, and of all amendments thereto.

                    (b) It will deliver to you, as soon as practicable after the date hereof, as many copies of the Prospectus or any supplement or amendment thereto as of such date as you may reasonably request.

                    (c) It will cause the Prospectus to be filed with the Commission pursuant to Rule 424 as soon as practicable after the date hereof and advise you of (i) the issuance of any stop order under the Securities Act with respect to the Registration Statement or the institution of any proceedings therefor of which any of the TXUA Companies shall have received notice and (ii) any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information relating thereto. The Company will use its best efforts to prevent the issuance of any such stop order and to secure the prompt removal thereof if issued.

                    (d) If, during such period of time (not exceeding nine months) after the Prospectus has been filed with the Commission pursuant to Rule 424 as in the opinion of Counsel for the Underwriters a prospectus covering the Securities is required by law to be delivered in connection with sales of Securities by an Underwriter or dealer, any event relating to or affecting either of the TXUA Companies, as to which the Company shall give you and Counsel for the Underwriters prompt notice after the Company becomes aware of such event, or of which the Company shall be advised in writing by you shall occur that in the Company's reasonable opinion after consultation with Counsel for the Underwriters should be set forth in a supplement to, or an amendment of, the Prospectus in order to make the Prospectus not misleading in the light of the circumstances when it is delivered to a purchaser, the Company will, at its expense, amend or supplement the Prospectus by either (i) preparing and furnishing to you at the Company's expense a reasonable number of copies of a supplement or supplements or an amendment or amendments to the Prospectus or (ii) making an appropriate filing pursuant to
          Section 13 of the Exchange Act, which will supplement or amend the Prospectus so that, as supplemented or amended, it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading; provided that should such event relate solely to the activities of any of the Underwriters, then the Underwriters shall assume the expense of preparing and furnishing any such amendment or supplement. In case any Underwriter is required to deliver a prospectus after the expiration of nine months from the date the

          Prospectus is filed with the Commission pursuant to Rule 424, the Company, upon such Underwriter's request, will furnish to such Underwriter, at the expense of such Underwriter, a reasonable quantity of a supplemental prospectus or supplements to the Prospectus complying with Section 10(a) of the Securities Act. The Company will not file any amendment to the Registration Statement or amendment or supplement to the Prospectus on or after the date of this Agreement and prior to the expiration of the period specified in the first sentence of this Section 7(d), without prior notice to the Underwriters, or to which Counsel for the Underwriters shall reasonably object in writing.

                    (e) It will make generally available to its security holders and the holders of the Securities, as soon as practicable, an earning statement of the Company (which need not be audited) covering a period of at least twelve months beginning not earlier than the first day of the month next succeeding the month in which occurred the effective date of the Registration Statement as defined in Rule 158 of the rules and regulations of the Commission under the Securities Act.

                    (f) It will furnish such proper information as may be lawfully required and otherwise cooperate in qualifying the Securities for offer and sale under the blue-sky laws of such jurisdictions as you may designate, provided that the neither of the TXUA Companies shall be required to qualify to do business in any jurisdiction, to qualify as a dealer in securities, to file any consents to service of process under the laws of any jurisdiction, or to meet any other requirements deemed by the TXUA Companies to be unduly burdensome.

                    (g) It will, except as herein provided, pay all expenses and taxes (except transfer taxes) in connection with (i) the preparation and filing by it of the Registration Statement, (ii) the issuance and delivery of the Securities as provided in Section 6 hereof, (iii) the qualification of the Securities under blue-sky laws (including counsel fees not to exceed $7,500), (iv) the printing and delivery to the Underwriters of reasonable quantities of the Registration Statement and, except as provided in Section 7(d) hereof, of the Preliminary Prospectus, the Prospectus and of any supplements or amendments thereto, (v) the rating of the Securities by securities rating organizations selected by the Company, and (vi) the listing of the Securities on The New York Stock Exchange, Inc. ("NYSE"). The Company shall not, however, be required to pay any amount for any expenses of yours or any of the Underwriters, except that, if this Agreement shall be terminated in accordance with the provisions of Section 6, 8 or 11 hereof, the Company will reimburse you for the fees and disbursements of Counsel for the Underwriters, whose fees and disbursements the Underwriters agree to pay in any other event, and will reimburse the Underwriters for their reasonable out-of-pocket expenses, in an aggregate amount not exceeding $5,000, incurred in contemplation of the performance of this Agreement. The Company shall not in any event be liable to any of the several Underwriters for damages on account of loss of anticipated profits.

                    (h) During the period from the date of this Agreement to the Closing Date, neither of the TXUA Companies will, without the prior written consent of the Representatives, directly or indirectly, publicly issue, sell, offer or contract to sell, in the market in which the Securities are being offered and sold, any securities of the TXUA Companies or any of their subsidiaries that are similar to, or of the same class as, the Securities.

                    (i) It will use, or cause to be used, reasonable best efforts to list, subject to notice of issuance, the Securities on the New York Stock Exchange, subject to the Underwriters making the required distribution of the Securities, and to register the Securities under the Exchange Act.

          8.   Conditions of Underwriters' Obligations. The several obligations
               ---------------------------------------
of the Underwriters to purchase and pay for the Securities to be issued on the Closing Date shall be subject to the accuracy of the representations and warranties made herein on the part of each of the TXUA Companies at the date hereof and on the Closing Date, to the performance by each of the TXUA Companies of its obligations to be performed hereunder prior to the Closing Date, and to the following additional conditions:

                    (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424 prior to 5:30 P.M., New York Time, on the second business day after the date of this Agreement, or such other time and date as may be approved by you.

                    (b) No stop order suspending the effectiveness of the Registration Statement shall be in effect, and no proceedings for that purpose shall be pending before, or threatened by, the Commission on the Closing Date; and you shall have received a certificate, dated the Closing Date and signed by an officer of the Company, to the effect that (A) no such stop order is in effect and that no proceedings for such purpose are pending before, or to the knowledge of the Company threatened by, the Commission and (B) the representations and warranties of the TXUA Companies in Section 3 hereof are true and correct with the same force and effect as if made on the Closing Date.

                    (c) On the Closing Date, you shall have received from Baker & McKenzie, Austalian Counsel for the TXUA Companies, and the material subsidiaries of the TXUA Companies, Worsham Forsythe Wooldridge LLP, United States counsel for the TXUA Companies, Thelen Reid & Priest LLP, special United States counsel for the TXUA Companies, Winthrop, Stimson, Putnam & Roberts, Counsel for the Underwriters, opinions in substantially the form and substance prescribed in Schedules III, IV, V, and VI hereto (i) with such changes therein as may be agreed upon by the Company and you, with the approval of Counsel for the Underwriters, and (ii) if the Prospectus relating to the Securities shall be supplemented or amended after the Prospectus shall have been filed with the Commission pursuant to Rule 424, with any changes therein necessary to reflect such supplement or amendment.

                    (d) On and as of each of the date hereof and the Closing Date, you shall have received from Deloitte Touche Tohmatsu LLP, independent auditors, a letter in form and substance reasonably satisfactory to Counsel to the Underwriters, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Prospectus; provided that each such letter shall use a "cut-off date" not earlier than [five] days preceeding the date of delivery of each such letter.

                    (e) Since the most recent dates as of which information is given in the Registration Statement or the Prospectus there shall not have been any material adverse change in the business, property or financial condition of the TXUA Companies and their subsidiaries, considered as a whole, whether or not in the ordinary course of business, and, since such dates, there shall not have been any material transaction entered into by the TXUA Companies, other than transactions in the ordinary course of business and transactions contemplated by the Registration Statement or the Prospectus, and at the Closing Date the Representatives shall have received a certificate to such effect dated the Closing Date and signed by an officer of the Company.

                    (f) All legal proceedings to be taken in connection with the issuance and sale of the Securities as described in the Prospectus shall have been satisfactory in form and substance to Counsel for the Underwriters.

                    (g) At the Closing Date, (i) the Securities shall be rated
          at least      by Moody's Investor Services ("Moody's"), and      by
                   ----                                               ----
          Standard & Poor's Corporation ("S&P"), respectively, and the Company shall have delivered to the Representatives a letter from each such rating agency, or other evidence satisfactory to the Representatives, confirming that the Securities have such ratings, and (ii) neither Moody's nor S&P shall have downgraded the ratings assigned to, or publicly announced that it has under surveillance or review, with possible negative implications, its rating of, the Securities, any other securities of the Company or a special purpose entity or special purpose subsidiary of the Company which are of the same class as the Securities or the financial condition of the Company.

                    (h) At the Closing Date (i) the Securities shall have been approved for listing on the NYSE, and (ii) a registration statement on Form 8-A shall have been filed relating to the Securities with the Commission under the Exchange Act.

          In case any of the conditions specified above in this Section 8 shall not have been fulfilled as of the Closing Date, this Agreement may be terminated by the Representatives upon notice thereof to the Company. Any such termination shall be without liability of any party to any other party except as otherwise provided in Sections 7(g) and 10 hereof.

          9.   Conditions of Company's Obligations. The obligation of the
               -----------------------------------
Company to deliver the Securities shall be subject to the following conditions:

                    (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424 prior to 5:30 P.M., New York Time, on the second business day after the date of this Agreement or such other time and date as may be approved by the Company.

                    (b) No stop order suspending the effectiveness of the Registration Statement shall be in effect at the Closing Date and no proceedings for that purpose shall be pending before, or threatened by, the Commission at the Closing Date.

          In case any of the conditions specified above in this Section 9 shall not have been fulfilled as of the Closing Date, this Agreement may be terminated by the Company upon notice thereof to the Representatives. Any such termination shall be without liability of any party to any other party except as otherwise provided in Sections 7(g) and 10 hereof.



          10.  Indemnification.
               ---------------

                    (a) The TXUA Companies shall jointly and severally indemnify, defend and hold harmless each Underwriter and each person who controls any Underwriter within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or any other statute or common law and shall reimburse each such Underwriter and controlling person for any legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) when and as incurred by them in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any actions, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Preliminary Prospectus or the Prospectus, or any amendment or supplement to any thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading, except, in the case of the Preliminary Prospectus, if such untrue statement or alleged untrue statement or omission or alleged omission was corrected in the Prospectus; provided, however, that the indemnity agreement contained in this Section 10 shall not apply to any such losses, claims, damages, liabilities, expenses or actions arising out of, or based upon, any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was made in reliance upon and in conformity with information furnished in writing to either of the TXUA Companies by or on behalf of any Underwriter, through the Representatives or Counsel for the Underwriters, expressly for use in the Registration Statement, the Preliminary Prospectus or the Prospectus, or any amendment or supplement to any thereof, or arising out of, or based upon, statements in or omissions from that part of the Registration Statement that shall constitute the Statements of Eligibility and Qualification under the Trust Indenture Act of any trustee with respect to any indenture qualified pursuant to the Registration Statement; and provided further, that the indemnity agreement contained in this Section 10 shall not inure to the benefit of any Underwriter (or of any person controlling such Underwriter) on account of any such losses, claims, damages, liabilities, expenses or actions arising from the sale of the Securities to any person if a copy of the Prospectus, as the same shall be amended or supplemented, shall not have been given or sent to such person by or on behalf of such

          Underwriter with or prior to the written confirmation of the sale involved unless (i) the alleged omission or alleged untrue statement was not corrected in the Prospectus as amended or supplemented at the time of such written confirmation or (ii) the Prospectus, as amended or supplemented, was not timely delivered to the Underwriters by the Company at the time of the written confirmation of the sale involved. The indemnity agreement of the TXUA Companies contained in this
          Section 10 and the representations and warranties of the TXUA Companies contained in Section 3 hereof shall remain operative and in full force and effect regardless of any termination of this Agreement or of any investigation made by or on behalf of any Underwriter or any such controlling person, and shall survive the delivery of the Securities.

                    (b) Each Underwriter shall indemnify, defend and hold harmless each of the TXUA Companies, its officers and directors, and each person who controls either such TXUA Company within the meaning of Section 15 of the Securities Act, from and against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or any other statute or common law and shall reimburse each of them for any legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) when and as incurred by them in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any actions, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus, or any amendment or supplement to either thereof, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading, if such statement or omission was made in reliance upon and in conformity with information furnished in writing to the TXUA Companies by or on behalf of such Underwriter, through the Representatives or Counsel for the Underwriters, for use in connection with the preparation of the Registration Statement, the Preliminary Prospectus or the Prospectus, or any amendment or supplement to either thereof. Each Underwriter hereby furnishes to the TXUA Companies in writing expressly for use in the Prospectus (i) the statements in the Prospectus relating to market-making for the Securities on page __ in the _____ sentence of the paragraph entitled "______________" and (ii) in the "Underwriting" section of the Prospectus, the list of underwriters and the principal amount of Securities to be purchased by each of them, statements in the fifth paragraph, statements in the last sentence of the sixth paragraph, and statements relating to stabilization, overallotment, and reclamation of selling concessions in the eighth paragraph. The indemnity agreement of the respective Underwriters contained in this Section 10 shall remain operative and in full force and effect regardless of any termination of this Agreement or of any investigation made by or on behalf of either TXUA Company, its directors, officers, partners or trustees, any such Underwriter, or any such controlling person, and shall survive the delivery of the Securities.

                    (c) Each of the TXUA Companies and the several Underwriters each shall, upon the receipt of notice of the commencement of any action against it or any person controlling it as aforesaid, in respect of which indemnity may be sought on account of any indemnity agreement contained herein, promptly give written notice of the commencement thereof to the party or parties against whom indemnity shall be sought hereunder, but the failure so to notify such indemnifying party or parties of any such action shall not relieve such indemnifying party or parties from any liability hereunder to the extent it is not materially prejudiced as a result of such failure to notify and in any event shall not relieve it from any liability that it or they may have to the indemnified party otherwise than on account of such indemnity agreement. In case such notice of any such action shall be so given, such indemnifying party shall be entitled to participate at its own expense in the defense, or, if it so elects, to assume (in conjunction with any other indemnifying parties) the defense of such action, in which event such defense shall be conducted by counsel chosen by such indemnifying party or parties and satisfactory to the indemnified party or parties who shall be defendant or defendants in such action, and such defendant or defendants shall bear the fees and expenses of any additional counsel retained by them; but if the indemnifying party shall elect not to assume the defense of such action, such indemnifying party will reimburse such indemnified party or parties for the reasonable fees and expenses of any counsel retained by them; provided, however, if the defendants in any such action (including impleaded parties) include both the indemnified party and the indemnifying party and counsel for the indemnified party shall have reasonably concluded that there may be a conflict of interest involved in the representation by a single counsel of both the indemnifying party and the indemnified party, the indemnified party or parties shall have the right to select separate counsel, satisfactory to the indemnifying party, whose fees and expenses shall be paid by such indemnifying party (it being understood, however, that the indemnifying party shall not be liable for the fees and expenses of more than one separate counsel (in addition to local counsel) representing the indemnified parties who are parties to such action). Each of the TXUA Companies and the several Underwriters agree that without the other parties' prior written consent, which consent shall not be unreasonably withheld, it will not settle, compromise or consent to the entry of any judgment in any claim in respect of which indemnification may be sought under the indemnification provision of this Agreement, unless such settlement, compromise or consent (i) includes an unconditional release of such other party from all liability arising out of such claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of such other party.

                    (d) If the indemnification provided for in subparagraph (a) or (b) above shall be unenforceable under applicable law by an indemnified party, each indemnifying party agrees to contribute to such indemnified party with respect to any and all losses, claims, damages, liabilities and expenses for which each such indemnification provided for in subparagraph (a) or (b) above shall be unenforceable, in such proportion as shall be appropriate to reflect (i) the relative fault of each indemnifying party on the one hand and the indemnified party on the other in connection with the statements or omissions that have resulted in such losses, claims, damages, liabilities and expenses, (ii) the relative benefits received by the TXUA Companies on the one hand and the Underwriters on the other hand from the offering of the Securities pursuant to this Agreement, and (iii) any other relevant equitable considerations; provided, however, that no indemnified party guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any indemnifying party not guilty of such fraudulent misrepresentation. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or the indemnified party and each such party's relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The TXUA Companies and each of the several Underwriters agree that it would not be just and equitable if contributions pursuant to this subparagraph (d) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 10, no Underwriter shall be required to contribute in excess of the amount equal to the excess of (i) the total price at which the Securities underwritten by it were offered to the public, over (ii) the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission. The obligations of each Underwriter to contribute pursuant to this Section 10 are several and not joint and shall be in proportion to the principal amount of Securities set forth opposite its name in Schedule II hereto.

          11.  Termination. This Agreement may be terminated at any time at or
               -----------
prior to the Closing Date by the Representatives by written notice to the Company if after the date hereof and at or prior to the Closing Date, (a) there shall have occurred any general suspension of trading in securities on the NYSE, the American Stock Exchange, Inc. ("AMEX"), the NASDAQ Stock Market, Inc. ("NASDAQ") or the Australian Stock Exchange ("ASX") or there shall have been established by the NYSE, the AMEX, the NASDAQ or the ASX or by the Commission or by any government or governmental agency in the United States or Australia or by the decision of any court, any general limitation on prices for such trading or any general restrictions on the distribution of securities, or a general banking moratorium declared by New York, United States or Australian authorities, (b) there shall have occurred any suspension of trading on the NYSE, the AMEX, the NASDAQ or the ASX in any of the securities of the Company or any special purpose subsidiary of the Company, or (c) there shall have occurred any (i) new material outbreak of hostilities or (ii) new material other national or international calamity or crisis, including, but not limited to, an escalation of hostilities that existed prior to the date of this Agreement or (iii) material adverse change in the financial markets in the United States or Australia, and the effect of any such event specified in subparagraph (a), (b) or (c) above on the financial markets of the United States or Australia shall be such as to make it impracticable, in the reasonable judgment of the Representatives, for the Underwriters to enforce contracts for the sale of the Securities. This Agreement may also be terminated at any time at or prior to the Closing Date by the Representatives if, in their reasonable judgment, the subject matter of any amendment or supplement to the Registration Statement or the Prospectus (other than an amendment or supplement relating solely to the activity of any Underwriter or Underwriters) prepared and issued by the Company after the effectiveness of this Agreement shall have disclosed a material adverse change in the business, property or financial condition of the TXUA Companies and their subsidiaries, considered as a whole, whether or not in the ordinary course of business, that has materially impaired the marketability of the Securities. Any termination hereof pursuant to this Section 11 shall be without liability of any party to any other party except as otherwise provided in Sections 7(g) and 10 hereof.

          12.  Miscellaneous. THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT
               -------------
SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. This Agreement shall inure to the benefit of the TXUA Companies, the several Underwriters and, with respect to the provisions of Section 10 hereof, each director, officer and controlling person referred to in said Section 10, and their respective successors. Nothing herein is intended or shall be construed to give to any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of any provision in this Agreement. The term "successor" as used herein shall not include any purchaser, as such purchaser, of any of the Securities from any of the several Underwriters.

          13.  Consent to Jurisdiction; Appointment of Agent to Accept Service
               ----------------------------------------------------------------
of Process. Each of the TXUA Companies irrevocably submits to the non-exclusive
----------
jurisdiction of any federal or state court in The City, County and State of New York, United States of America, in any legal suit, action or proceeding based on or arising under this Agreement and agrees that all claims in respect of such suit or proceeding may be determined in any such court. Each of the TXUA Companies irrevocably waives the defense of an inconvenient forum or objections to personal jurisdiction with respect to the maintenance of such legal suit, action or proceeding. To the extent permitted by law, each of the TXUA Companies hereby waives any objection to the enforcement by any competent court in Australia of, and, to the relitigation before any competent court in Australia in connection with, any judgment validly obtained in any such court in New York on the basis of any such legal suit, action or proceeding. Each of the TXUA Companies has appointed Thelen Reid & Priest LLP (the "Process Agent") as its authorized agent upon whom process may be served in any such legal suit, action or proceeding. Such appointment shall be irrevocable. The Process Agent has agreed to act as said agent for service of process and each of the TXUA Companies agrees to take any and all action including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Each of the TXUA Companies further agrees that service of process upon the Process Agent and written notice of said service to each of the TXUA Companies shall be deemed in every respect effective service of process upon each of the TXUA Companies in any such legal suit, action or proceeding. Nothing herein shall affect the right of any Underwriter or any person controlling any Underwriter to serve process in any other manner permitted by law. The provisions of this Section 13 shall remain operative and in full force and effect regardless of any termination of this Agreement, in whole or in part.

          14.  Waiver of Immunities. To the extent that the TXUA Companies or
               --------------------
any of their respective properties, assets or revenues may have or may hereafter become entitled to, or have attributed to it, any right of immunity, on the grounds of sovereignty or otherwise, from any legal action, suit or proceeding, from the giving of any relief in any thereof, from set-off or counterclaim, from the jurisdiction of any court, from service or process, from attachment upon or prior to judgment, from attachment in aid of execution of judgment, or from execution of judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of any judgment, in any jurisdiction in which proceedings may at any time be commenced, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with the Securities, the Indenture or this Agreement, each of them hereby irrevocably and unconditionally waives and agrees not to plead or claim, any such immunity and consents to such relief and enforcement. Nothing in this Section 14 shall be deemed to waive any defense (other than any such immunity) available to the TXUA Companies. The provisions of this Section 14 shall remain operative and in full force and effect regardless of any termination of this Agreement, in whole or in part.

          15.  Foreign Taxes.
               -------------

                    (a) All payments by any party to another party hereunder shall be made free and clear of, and without withholding or deduction for or on account of, any present or future income, stamp, or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any jurisdiction in which such party is managed or has a place of business or in which any such party has a branch or office from which payment is made or deemed to be made (each, a "Taxing Jurisdiction"), unless such withholding or deduction is required by law. In the event of any such withholding or deduction ("Foreign Taxes"), such payor shall pay to the payee such additional amount as shall be necessary in order that the amount received by such payee after withholding or deduction shall equal the amount that would otherwise have been due to such payee in the absence of such withholding or deduction, except that no such amounts shall be payable under this Section 15 for:

                              (i) any such tax imposed by reason of any payee
                    having some connection with the relevant Taxing Jurisdiction (including being a citizen or resident or national of, or carrying on a business or maintaining a permanent establishment in, such Taxing Jurisdiction) other than its participation as a party hereunder; and

                              (ii) any income or franchise tax on the overall
                    net income of any payee imposed by the United States or by the State of New York or any political subdivision of the United States or of the State of New York.

                    (b) In the event any payee obtains any actual payment of refund, credit, allowance, remission or other deduction of, against or from income or taxable income otherwise determined or taxes otherwise payable to which it may be entitled from the relevant Taxing Jurisdiction in respect of any Foreign Taxes paid on the payee's behalf or for which the payee has received reimbursement, the payee shall, to the extent it can do so without prejudice to the retention of the amount so realized (after taking into account any net additional taxes paid in connection with the realization thereof), notify the payor and pay to the payor (to the extent that the same shall not already have been taken into account in computing any amount previously paid by the payor or the amount of any reimbursement previously received by the payee) promptly after the realization thereof an amount which is equal to the net amount thereof (or, in the event of a deduction from taxable income, the tax benefit generated thereby, if less than such deduction) plus any additional tax savings resulting from the payment pursuant to this sentence, provided that the aggregate of all such payments shall not exceed the aggregate of all amounts paid by the payor in respect of such Foreign Taxes.

          The provisions of this Section 15 shall remain operative and in full force and effect regardless of any termination of this Agreement, in whole or in part.

          16.  Obligation Currency. The obligation of the parties to make
               -------------------
payments hereunder is in U.S. dollars (the "Obligation Currency") and such obligation shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in any currency other than the Obligation Currency or any other realization in such other currency, whether as proceeds of set-off, security, guarantee, distributions, or otherwise, except to the extent to which such tender, recovery or realization shall result in the receipt by the party which is to receive such payment of the full amount of the Obligation Currency expressed to be payable hereunder. The party liable to make such payment agrees to indemnify the party which is to receive such payment for the amount (if any) by which such receipt shall fall short of the full amount of the Obligation Currency expressed to be payable hereunder and the party which is to receive such payment agrees to pay to the party liable to make such payment the amount (if any) by which such receipt shall exceed the full amount of the Obligation Currency, and, in each case, such obligation shall not be affected by judgment being obtained for any other sums due under this Agreement. The parties agree that the rate of exchange which shall be used to determine if such tender, recovery or realization shall result in the receipt by the party which is to receive such payment of the full amount of the Obligation Currency expressed to be payable hereunder shall be the noon buying rate in New York City for cable transfers in foreign currencies as certified for customs purposes by the Federal Reserve Bank of New York for the business day preceding that on which the judgment becomes a final judgment.

          17.  Notices. All communications hereunder shall be in writing, and,
               -------
if to the Underwriters, shall be mailed or delivered to you at the address set forth above, or, if to any of the TXUA Companies, shall be mailed or delivered to it, to each of the following addresses: c/o TXU Australia Holdings (Partnership) Limited Partnership, 452 Flinders Street, Melbourne, Victoria Australia 3000, Attention: Treasurer; and c/o TXU Corp, Energy Plaza, 1601 Bryan Street, Dallas, Texas 75201, Attention: Treasurer.

          18.  Counterparts. This Agreement may be executed in several
               ------------
counterparts, each of which shall be regarded as an original and all of which shall constitute one and the same document.

If the foregoing is in accordance with your understanding of our agreement, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter and your acceptance shall constitute a binding agreement among the TXUA Companies and the several Underwriters in accordance with its terms.


                                        Very truly yours,

                                        TXU AUSTRALIA HOLDINGS
                                        (PARTNERSHIP) LIMITED PARTNERSHIP


                                        By
                                          --------------------------------------
                                             (Authorized Representative)


                                        TXU AUSTRALIA HOLDINGS (AGP) PTY
                                        LTD


                                        By
                                          --------------------------------------
                                             (Authorized Representative)




Accepted and delivered as of
the date first above written



Salomon Smith Barney Inc.

as representatives of the several
Underwriters named in Schedule II hereto


By: Salomon Smith Barney Inc.


  By:
     -----------------------------
               (TITLE)

                                   SCHEDULE I
                                   ----------


Underwriting Agreement dated:
Representatives:                   ------------------------


     Salomon Smith Barney Inc.

Designation:    % Junior Maturing Principal Securities Due
             ---                                           ----------
Distribution Rate:     %
                    ---
Purchase Price:    %
                ---
Underwriting Commissions    %
                         ---
Public Offering Price:    %
                       ---

                                   SCHEDULE II
                                   -----------


            TXU Australia Holdings (Partnership) Limited Partnership

                                      JUMPS

                                                            Principal Amount of
Underwriter                                                      JUMPS
-----------                                                      -----
Salomon Smith Barney Inc.











                                                               -------------
                                             Total              $300,000,000
                                                               =============

                                  SCHEDULE III
                                  ------------


                        [LETTERHEAD OF BAKER & McKENZIE]




                                        [Date]




Salomon Smith Barney Inc.

as Representatives of the Underwriters
named in Schedule II to the Underwriting
Agreement, as herein defined

c/o
New York, New York


Ladies and Gentlemen:



1.1 We have acted as Australian legal advisers to TXU Australia Holdings (Partnership) Limited Partnership, a limited partnership formed under the laws of Victoria, Australia (the "Company"), and the Company's general partner, TXU Australia Holdings Pty Ltd, a limited liability company incorporated under the laws of Victoria, Australia ("AGP" and hereinafter, together with the Company, the "TXUA Companies"), in connection with the issuance and sale of the Securities. We refer to:

          (a) the US$300,000,000 aggregate principal amount of __% Junior Maturing Principal Securities of the Company (the "Securities");

          (b) the Indenture dated as of ________, 2000 and made among the Company and The Bank of New York (the "Indenture");

          (c) the Underwriting Agreement dated __________, 2000 and made among the Underwriters named therein, the Company and AGP (the "Underwriting Agreement").

         Expressions defined in the Underwriting Agreement have the same meanings where used in this opinion. Reference in this opinion to the


                                     III-1

         "Agreements" is a reference to the Indenture and the Underwriting Agreement and to "Agreement" to any one of them.

1.2 We are delivering this opinion to you at the request of our clients pursuant to Section 8(c) of the Underwriting Agreement. Our opinion relates solely to Australian law as applied by the Australian courts at the date of this opinion. We do not assume any obligation to advise you (or any other person authorized to rely upon this opinion) of any subsequent change in Australian law which might affect the contents of this opinion.

1.3 We have examined originals or copies, certified to our satisfaction, of the following documents:

          (a)  the Indenture;

          (b)  the Underwriting Agreement;

          (c) the Prospectus dated_________, 2000 (the "Prospectus") issued in respect of the offering of the Securities;

          (d)  the form of the Securities.

2. We have made such other enquiries and examined such other documents as we have considered appropriate for the purpose of giving the opinion set out below.

3.        For the purposes of this opinion, we have assumed:

               [STANDARD B&M OPINION ASSUMPTIONS TO BE REFLECTED]

          4. Upon the basis of our familiarity with these transactions and with the affairs and properties of our clients generally, we are of the following opinion:

          (a) that statements made in the Prospectus under the caption "Material Income Tax Considerations - Material Australian Income Tax Considerations", which are expressed to represent a summary of certain current Australian tax consequences for those holders of Securities to whom that summary relates are an accurate summary of the matters dealt therein;

          (b) no Australian stamp duty, stamp duty reserve tax, transfer tax or other similar documentary or registration tax or duty is payable in connection with the issue and delivery of the Securities at closing or upon the execution and performance of the Agreements;

          (c) under current practice, an Australian court of competent jurisdiction would give effect to the choice of the internal laws


                                     III-2
               of the State of New York as the proper law of the Agreements if its application in the circumstances of the case would not (i) be contrary to public policy and we know of no reason as to why the same should be contrary to public policy, or (ii) conflict with any rule of Australian law which is of mandatory application and we know of no contractual provision which the Australian courts might decline to enforce on this basis. Under Australian law and subject to the above qualification, the Company has, pursuant to
               Section 13 of the Underwriting Agreement, validly submitted to the in personam jurisdiction of the state and federal courts located in the City, County and State of New York in any action, suit or proceeding arising out of or relating to the Agreements;

          (d) each of the TXUA Companies is duly incorporated or formed and registered, as the case may be, and validly existing under the laws of Victoria, Australia;

          (e) The Underwriting Agreement has been duly authorized, executed and delivered by each of the TXUA Companies;

          (e) The Securities and the Indenture have been duly authorized, executed and delivered by the Company and the Securities and the Indenture are legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the effect of bankruptcy, insolvency, reorganization, fraudulent conveyance, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity; and

          (f) No approval, authorization, consent or order of any Australian public board or body is legally required for the consummation by the TXUA Companies of the transactions contemplated by the Underwriting Agreement and the Prospectus.

         [EITHER B&M OR TXUA IN-HOUSE COUNSEL TO GIVE 10-B(5) OPINION.]



5.        The qualifications to which this opinion is subject are as follows:

              [STANDARD B&M OPINION QUALIFICATIONS TO BE REFLECTED]

6. This opinion is addressed to you personally. It may not be relied upon by anyone else without our prior written consent; provided, however, that Worsham Forsythe Woodridge LLP, Thelen Reid & Priest LLP and Winthrop, Stimson, Putnam & Roberts may each rely on the opinions


                                     III-3
          expressed in paragraph 4 hereof for purposes of their respective opinions addressed to you of even date herewith. This opinion:

          (a) [may not be disclosed in whole or part by you to anyone other than persons who in the ordinary course of your business or that of any other party who is authorised to rely on this opinion have access to your or such party's papers and records and on the basis that such persons will similarly make no further disclosure; and

          (b) may not be filed with any governmental agency or authority or quoted in any public document without, in any such case, our prior written consent.]

7. This opinion is strictly limited to the matters stated herein and is not to be read as extending by implication to any other matter in connection with the Agreements, the issue of the Securities or otherwise.

          Yours faithfully,


          Baker & McKenzie


                                     III-4

                                   SCHEDULE IV
                                   -----------


                 [LETTERHEAD OF WORSHAM FORSYTHE WOOLDRIDGE LLP]




                                        [Date]


Salomon Smith Barney Inc.

as Representatives of the Underwriters
named in Schedule II to the Underwriting
Agreement, as herein defined

c/o
New York, New York



Ladies and Gentlemen:

          We have acted as United States counsel for TXU Australia Holdings (Partnership) Limited Partnership, a limited partnership formed under the laws of Victoria, Australia (the "Company") and the Company's general partner, TXU Australia Holdings Pty Ltd, a limited liability company incorporated under the laws of Victoria, Australia ("AGP" and hereinafter, together with the Company, the "TXUA Companies") in connection with transactions contemplated by the
Underwriting Agreement dated             , 2000 among the TXUA Companies and you
                             ------------
(the "Underwriting Agreement"), including, among others, (i) the issuance by the
Company of US$300,000,000 principal amount of its   % Junior Maturing Principal
                                                  --
Securities (the "Securities") pursuant to an Indenture, dated         ,
                                                              --------
2000,(the "Indenture") among the Company and The Bank of New York, as trustee.

          This opinion is being furnished to you at the request of our clients pursuant to Section 8(c) of the Underwriting Agreement. Terms not otherwise defined herein are used with the meanings ascribed to them in the Underwriting Agreement.

          In so acting we have participated in or reviewed the corporate proceedings in connection with the authorization, execution and delivery of the Underwriting Agreement, the Indenture and the Securities. We have also examined such other documents and satisfied ourselves as to such other matters as we have deemed necessary as a basis for the conclusions of law contained in the opinions expressed below. We have relied as to various questions of fact upon the representations and warranties of the TXUA Companies contained in the Underwriting Agreement and, where we deemed appropriate, on certificates of public officials. We have relied upon certificates of The Bank of New York, as


                                     VII-1
trustee under the Indenture as to the authentication of the Securities. In our examination we have assumed the genuineness of all signatures and the authenticity of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as photostatic or certified copies.

          Upon the basis of our familiarity with these transactions and with the affairs and properties of the TXUA Companies generally, we are of the opinion that:

          1. The Underwriting Agreement has been duly authorized, executed and delivered by each of the TXUA Companies.

          2.   The Indenture has been duly qualified under the Trust Indenture
Act.

          3. The Securities and the Indenture have been duly authorized, executed and delivered by the Company; the Securities are entitled to the benefits of the Indenture; and the Securities and the Indenture are legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the effect of bankruptcy, insolvency, reorganization, fraudulent conveyance, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity.

          4. The statements made in the Prospectus under the captions "Description of the JUMPS", insofar as such statements constitute summaries of the legal matters or documents referred to therein, are accurate in all material respects.

          5. None of the Company or AGP is, or after giving effect to the issuance and sale of the Securities and the application of the proceeds thereof as described in the Prospectus will be, directly or indirectly controlled by, or acting on behalf of any person which is, an investment company within the meaning of the Investment Company Act of 1940, as amended.

          6. No approval, authorization, consent or order of any public board or body (other than (i) such as have been obtained under the Securities Act, the Exchange Act, the Trust Indenture Act or the applicable rules and regulations thereunder and (ii) in connection or in compliance with the provisions of the blue-sky laws of any jurisdiction) is legally required for the consummation by the TXUA Companies of the transactions contemplated by the Underwriting Agreement and the Prospectus.


                                     VII-2

          7. The Registration Statement, at the Effective Date, and the Prospectus, at the time it was filed with the Commission pursuant to Rule 424 under the Securities Act (in each case except for financial statements and schedules and other financial and statistical data contained therein and except for that part of the Registration Statement that constitutes the Forms T-1, as to which we do not express any belief) complied as to form in all material respects with the Securities Act, the Trust Indenture Act and the applicable rules and regulations of the Commission thereunder; and the Registration Statement has been declared effective by the Commission and, to our best knowledge, no proceedings for a stop order with respect thereto are pending or threatened under Section 8 of the Securities Act.

          In the course of the preparation of the information relating to the TXUA Companies contained in the Registration Statement and the Prospectus, we had discussions with certain of the Company's officers and representatives and certain officers and representatives of certain of its subsidiaries, with other counsel for the Company, and with Deloitte Touche Tohmatsu, the Company's independent accountants, but we made no independent verification of the accuracy or completeness of the representations and statements made to us by the TXUA Companies or the information included by the TXUA Companies in the Prospectus and take no responsibility therefor except as set forth in paragraph 4 above. However, our examination of the information relating to the TXUA Companies contained in the Registration Statement and the Prospectus and our discussions did not disclose to us anything which gives us reason to believe that (in each case, except for financial statements and schedules and financial and statistical data contained therein and except for that part of the Registration Statement that constitutes the Forms T-1, as to which we do not express any belief) (i) the Registration Statement, as of the Effective Date, included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) the Prospectus at the time it was filed with the Commission pursuant to Rule 424, included, or on the date hereof, includes an untrue statement of a material fact or on such dates omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          We are members of the State Bar of Texas and do not hold ourselves out as experts on the laws of the State of New York or the laws of Australia. As to all matters of New York law, we have, with your consent, relied upon the opinion of Thelen Reid & Priest LLP, New York, New York, special United States counsel to the TXUA Companies, addressed to you of even date herewith; as to matters of Australian law, we have, with your consent relied upon the opinion of Baker & McKenzie, Australian Counsel for the TXUA Companies, addressed to you of even date herewith.


                                     VII-3

                                        Very truly yours,




                                        WORSHAM FORSYTHE WOOLDRIDGE LLP


                                        By:
                                           --------------------------
                                                  A Partner


                                     VII-4

                                   SCHEDULE V
                                   ----------



                    [LETTERHEAD OF THELEN REID & PRIEST LLP]

                                                              New York, New York
                                                                          [Date]


Salomon Smith Barney Inc.

as Representatives of the Underwriters
named in Schedule II to the Underwriting
Agreement, as herein defined

c/o
New York, New York



Ladies and Gentlemen:


          We have acted as special United States counsel for TXU Australia Holdings (Partnership) Limited Partnership, a limited partnership formed under the laws of Victoria, Australia (the "Company") and the Company's general partner, TXU Australia Holdings Pty Ltd, a limited liability company incorporated under the laws of Victoria, Australia ("AGP" and hereinafter, together with the Company, the "TXUA Companies") in connection with transactions
contemplated by the Underwriting Agreement dated             , 2000 among the
                                                 ------------
TXUA Companies and you (the "Underwriting Agreement"), including, among others,
(i) the issuance by the Company of US$300,000,000 principal amount of its % Junior Maturing Principal Securities (the "Securities") pursuant to an
Indenture, dated         , 2000,(the "Indenture") among the Company and The Bank
                 --------
of New York, as trustee.

          This opinion is being furnished to you at the request of our clients pursuant to Section 8(c) of the Underwriting Agreement. Terms not otherwise defined herein are used with the meanings ascribed to them in the Underwriting Agreement.

          In so acting we have participated in or reviewed the corporate proceedings in connection with the authorization, execution and delivery of the Underwriting Agreement, the Indenture, and the Securities. We have also examined such other documents and satisfied ourselves as to such other matters as we have deemed necessary as a basis for the conclusions of law contained in the opinions


                                     VII-5
expressed below. We have relied as to various questions of fact upon the representations and warranties of the TXUA Companies contained in the Underwriting Agreement and, where we deemed appropriate, on certificates of public officials. We have relied upon certificates of The Bank of New York, as trustee under the Indenture as to the authentication of the Securities. In our examination we have assumed the genuineness of all signatures and the authenticity of all documents submitted to us as originals and the conformity to original documents of all documents submitted to us as photostatic or certified copies.

          Upon the basis of our familiarity with these transactions and with the affairs and properties of the TXUA Companies generally, we are of the opinion that:

          1. The Underwriting Agreement has been duly authorized, executed and delivered by each of the Company and AGP.

          2.   The Indenture has been duly qualified under the Trust Indenture
Act.

          3. The Indenture and the Securities have been duly authorized, executed and delivered by the Company; the Securities are entitled to the benefits of the Indenture; and the Securities and the Indenture are legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the effect of bankruptcy, insolvency, reorganization, fraudulent conveyance, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity.

          4. The statements made in the Prospectus under the captions "Description of the JUMPS", insofar as such statements constitute summaries of the legal matters or documents referred to therein, are accurate in all material respects.

          5. Neither the Company nor AGP is, or after giving effect to the issuance and sale of the Securities and the application of the proceeds thereof as described in the Prospectus will be, directly or indirectly controlled by, or acting on behalf of any person which is, an investment company within the meaning of the Investment Company Act of 1940, as amended.

          6. The Registration Statement, at the Effective Date, and the Prospectus, at the time it was filed with the Commission pursuant to Rule 424 under the Securities Act (in each case except for financial statements and schedules and other financial and statistical data contained therein and except for that part of the Registration Statement that constitutes the Forms T-1, as to which we do not express any belief) complied as to form in all material respects with the Securities Act, the Trust Indenture Act and the applicable


                                     VII-6
rules and regulations of the Commission thereunder; and the Registration Statement has been declared effective by the Commission and, to our best knowledge, no proceedings for a stop order with respect thereto are pending or threatened under Section 8 of the Securities Act.

          7. No approval, authorization, consent or order of any public board or body (other than (i) such as have been obtained under the Securities Act, the Exchange Act, the Trust Indenture Act or the applicable rules and regulations thereunder and (ii) in connection or in compliance with the provisions of the blue-sky laws of any jurisdiction) is legally required for the consummation by the TXUA Companies of the transactions contemplated by the Underwriting Agreement and the Prospectus.

          8. We herewith confirm as our opinion the statements under the caption "Material Tax Considerations--US Income Tax Considerations" in the Prospectus.

          In the course of the preparation of the information relating to the TXUA Companies contained in the Registration Statement and the Prospectus, we had discussions with certain of the Company's officers and representatives and certain officers and representatives of certain of its subsidiaries, with other counsel for the Company, with Deloitte Touche Tohmatsu, the Company's independent accountants, but we made no independent verification of the accuracy or completeness of the representations and statements made to us by the TXUA Companies or the information included by the TXUA Companies in the Prospectus and take no responsibility therefor except as set forth in paragraphs 4 and 8 above. However, our examination of the information relating to the TXUA Companies contained in the Registration Statement and the Prospectus and our discussions did not disclose to us anything which gives us reason to believe that (in each case, except for financial statements and schedules and financial and statistical data contained therein and except for that part of the Registration Statement that constitutes the Forms T-1, as to which we do not express any belief) (i) the Registration Statement, as of the Effective Date, included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) the Prospectus at the time it was filed with the Commission pursuant to Rule 424, included, or on the date hereof, includes an untrue statement of a material fact or on such dates omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          We are members of the New York Bar and do not hold ourselves out as experts on the laws of Australia. As to all matters of Australian law, we have, with your consent, relied upon the opinions of Baker & McKenzie, Australian Counsel for the Company and AGP, addressed to you of even date herewith.


                                     VII-7

                                        Very truly yours,

                                        THELEN REID & PRIEST LLP


                                     VII-8

                                   SCHEDULE VI
                                   -----------


               [Letterhead of Winthrop, Stimson, Putnam & Roberts]




                                        [Date]


Salomon Smith Barney Inc.

as Representatives of the Underwriters
named in Schedule II to the Underwriting
Agreement, as herein defined

c/o
New York, New York



Ladies and Gentlemen:

          We have acted as counsel to you and the several Underwriters in connection with the transactions contemplated by the Underwriting Agreement
dated             , 2000 among TXU Australia Holdings (Partnership) Limited
      ------------
Partnership, a limited partnership formed under the laws of Victoria, Australia (the "Company") and the Company's general partner, TXU Australia Holdings Pty Ltd, a limited liability company incorporated under the laws of Victoria, Australia ("AGP" and hereinafter, together with the Company, the "TXUA Companies") and you (the "Underwriting Agreement"), including, among others, (i) the issuance by the Company of US$300,000,000 principal amount of its % Junior Maturing Principal Securities (the "Securities") pursuant to an Indenture, dated ________, 2000,(the "Indenture") among the Company and The Bank of New York, as trustee.

          Terms not otherwise defined herein are used with the meanings ascribed to them in the Underwriting Agreement.

          We are members of the New York Bar and do not hold ourselves out as experts in the laws of Australia or of any other jurisdiction except New York and the federal laws of the United States. We have, with your consent, relied upon opinions of even date herewith addressed to you by Baker & McKenzie, Australian Counsel for the TXUA Companies as to all matters of Australian law.

          We have, in addition, examined the documents described in the list of closing papers as having been delivered to you at the closing and such other documents and satisfied ourselves as to such other matters as we have deemed necessary in order to enable us to express this opinion. As to various questions of fact material to this opinion, we have relied upon representations of the TXUA Companies and statements in the Prospectus hereinafter mentioned. We have relied upon a certificate of the Trustee as to the due authentication of the Securities by the Trustee. In such examination we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us and the genuineness and conformity to original documents of documents submitted to us as certified or photostatic copies.

          Based upon the foregoing, we are of the opinion that:

          1. The Underwriting Agreement has been duly authorized, executed and delivered by each of the TXUA Companies.

          2.   The Indenture has been duly qualified under the Trust Indenture
Act.

          3. The Securities and the Indenture have been duly authorized, executed and delivered by the Company; the Securities are entitled to the benefits of the Indenture; and the Securities and the Indenture are legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the effect of bankruptcy, insolvency, reorganization, fraudulent conveyance, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity.

          4. The statements made in the Prospectus under the captions "Description of the JUMPS," insofar as such statements constitute summaries of the legal matters or documents referred to therein, are accurate in all material respects.

          5. The Registration Statement, at the Effective Date, and the Prospectus at the time it was filed with the Commission pursuant to Rule 424 under the Securities Act (in each case except for financial statements and schedules and other financial and statistical data contained therein and except for that part of the Registration Statement that constitutes the Forms T-1, as to which we do not express any belief) complied as to form in all material respects with the Securities Act, the Trust Indenture Act and the applicable rules and regulations of the Commission thereunder.

          In passing upon the form of the Registration Statement and the Prospectus, we necessarily assume the correctness and completeness of the statements made by the TXUA Companies and the information included in the Registration Statement and the Prospectus and take no responsibility therefor, except insofar as such statements relate to us and as set forth in paragraph 4 above. In the course of the preparation by the TXUA Companies of the Registration Statement and the Prospectus, we have had discussions with certain of its officers and representatives, and certain officers and representatives of certain of its subsidiaries, with counsel for the TXUA Companies, and with Deloitte Touche Tohmatsu, the TXUA Companies' independent accountants, and with certain of your representatives. Our examination of the Registration Statement and the Prospectus and our discussions did not disclose to us any information which gives us reason to believe that at the Effective Date the Registration Statement contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, at the time it was filed with the Commission pursuant to Rule 424, or at the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. We do not express any belief as to the financial statements or other financial or statistical data contained or incorporated by reference in the Prospectus or as to that part of the Registration Statement that constitutes the Forms T-1.

          This opinion is given to you solely for the use of the several Underwriters in connection with the Underwriting Agreement and the transactions contemplated thereunder and may not be relied upon by any other person or for any other purpose.



                                        Very truly yours,